EXHIBIT 1

                       ILLINOIS CENTRAL RAILROAD COMPANY

                                Debt Securities

                FORM OF UNDERWRITING AGREEMENT BASIC PROVISIONS



            1. Introduction. Illinois Central Railroad Company, a Delaware corporation (the "Company"), proposes to issue and sell from time to time certain of its debt securities registered under the registration statement referred to in Section 2(a) (the "Registered Securities"). The Registered Securities will be issued under an indenture (the "Indenture"), dated as of April 1, 1995 between the Company and The First National Bank of Boston, as Trustee, in one or more series, which series may vary as to interest rates, maturities, redemption provisions, selling prices and other terms, with all such terms for any particular series of the Registered Securities being determined at the time of sale. Particular series of the Registered Securities will be sold pursuant to a Terms Agreement referred to in Section 3, for resale in accordance with the terms determined at the time of sale.

            The Registered Securities involved in any such offering are hereinafter referred to as the "Securities." The firm or firms which agree to purchase the Securities are hereinafter referred to as the "Underwriters" of such Securities, and the representative or representatives of the Underwriters, if any, specified in a Terms Agreement referred to in Section 3 are hereinafter referred to as the "Representatives"; provided, however, that if the Terms Agreement does not specify any representative of the Underwriters, the term "Representatives," as used in this Underwriting Agreement Basic Provisions shall mean the Underwriters.

            2.  Representations, Warranties and Agreements of the Company.
The Company represents and warrants to, and agrees with, each Underwriter that:

            (a)  A registration statement on Form S-3 (Registration No.
      33-       ) with respect to the Registered Securities (i) has been
      prepared by the Company in conformity with the requirements of the United States Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) has been filed by the Company with the Commission under the Securities Act and (iii) has become effective under the Securities Act. As provided in Section 4(b), a prospectus supplement reflecting the terms of the Securities, the terms of the offering thereof and the other matters set forth therein will be prepared and filed pursuant to Rule 424 under the Securities Act. In addition, a preliminary prospectus supplement reflecting the terms of the Securities, the terms of the offering thereof, and the other matters set forth therein may also be prepared and filed pursuant to Rule 424 under the Securities Act. Such prospectus supplement, in the form filed after the date hereof pursuant to Rule 424, is herein referred to as the "Prospectus Supplement", and any such preliminary prospectus supplement in the form filed after the date hereof pursuant to Rule 424 is hereafter referred to as the "Preliminary Prospectus Supplement." Any prospectus accompanied by a Preliminary Prospectus Supplement is hereinafter referred to, collectively with such Preliminary Prospectus Supplement, as a "Preliminary Prospectus." The registration statement referred to in this Section 2(a), as amended at the time of execution of the applicable Terms Agreement, including the exhibits thereto and the documents incorporated by reference therein, is herein called the "Registration Statement", and the basic prospectus included therein relating to all offerings of securities under the Registration Statement, as supplemented by the Prospectus Supplement, is herein called the "Prospectus", except that, if such basic prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the basic prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement, in either case including the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are incorporated by reference therein. Any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual or interim report of the Company or other documents filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement. The Commission has not issued any order suspending the effectiveness of the Registration Statement, and no stop-order has been initiated or threatened by the Commission.

            (b) On the effective date of the Registration Statement relating to the Registered Securities, such Registration Statement conformed in all material respects to the requirements of the Securities Act, the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission under such acts and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of each Terms Agreement referred to in
      Section 3, the Registration Statement and the Prospectus will conform in all material respects to the requirements of the Securities Act, the Trust Indenture Act and the Rules and Regulations, and none of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, provided that the Company makes no representation or warranty as to that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of The First National Bank of Boston, Trustee under the Indenture or information contained in or omitted from the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for inclusion therein.

            (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (d) The Company has all necessary corporate power and authority to execute and deliver the Terms Agreement (including this Underwriting Agreement Basic Provisions) and perform its obligations thereunder; the Terms Agreement (including this Underwriting Agreement Basic Provisions) has been duly authorized, executed and delivered by the Company, constitutes the valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing.

            (e) Neither the Company nor any of its subsidiaries (as defined in Section 14) is in violation of its corporate charter or by-laws or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Company or the Company and its subsidiaries, taken as a whole; the execution, delivery and performance of the Terms Agreement (including this Underwriting Agreement Basic Provisions) and compliance by the Company with the provisions of the Indenture and the Securities will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of, or constitute a material default under, any material agreement, indenture or instrument, or result in a violation of the corporate charter or by-laws of the Company or any of its subsidiaries or any order, rule, or regulation of any court or governmental agency having jurisdiction over the Company, any of its subsidiaries or their respective properties; and except as required by the Securities Act, the Trust Indenture Act, the Interstate Commerce Act, and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency in the United States (including any state regulatory agency having jurisdiction over the Company or any of its subsidiaries), which has not been made or obtained, is required for the execution, delivery and performance of the Terms Agreement (including this Underwriting Agreement Basic Provisions) or compliance with the provisions of the Indenture and the Securities by the Company.

            (f) Except as described in or contemplated by the Registration Statement and the Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole from the dates as of which information is given in the Registration Statement and the Prospectus; and since such date, there has not been any change in the capital stock or long term debt of the Company except as described in the Registration Statement and the Prospectus.

            (g) Arthur Andersen & Co., whose reports appear in the Registration Statement and the Prospectus or are incorporated by reference therein, are independent public accountants as required by the Securities Act and the Rules and Regulations.

            (h) The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due execution and delivery thereof by the Trustee, constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; the Registered Securities have been duly authorized by the Company, and, when the Securities are authenticated in the manner set forth in the Indenture and are issued and delivered against payment therefor as provided herein and the Terms Agreement relating to such Securities, such Securities will be duly executed, and, assuming due authentication by the Trustee, duly issued and delivered by the Company, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and will be enforceable against the Company in accordance with their terms and the terms of the Indenture, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; and the Securities and the Indenture will conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

            (i) The Company and each of its subsidiaries have been duly incorporated and are validly existing and in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and in good standing as foreign corporations in each jurisdiction in which their respective ownership of property or the conduct of their respective businesses requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; all of the outstanding shares of capital stock of each of the Company's subsidiaries are validly issued and outstanding, fully paid and non-assessable and, except as described in the Registration Statement and the Prospectus, are owned, directly or indirectly, by the Company free and clear of all liens, claims, or encumbrances; and none of the subsidiaries of the Company is a "significant subsidiary" as such term is defined in the Rules and Regulations.

            (j) Except as described in the Registration Statement and the Prospectus, there is no material litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries which might result in any material adverse change in the business, properties, financial condition, results of operations or prospects of the Company or of the Company and its subsidiaries taken as a whole, or which could reasonably be expected to adversely affect the consummation of the transactions contemplated hereby or by the related Terms Agreement.

            (k) Except as otherwise disclosed therein, the financial statements filed as part of the Registration Statement or included or incorporated by reference in any Preliminary Prospectus or the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and the audited consolidated financial statements included therein have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

            (l) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

            (m) There are no holders of securities of the Company who, by reason of the filing of the Registration Statement under the Securities Act or the execution by the Company of any Terms Agreement (including this Underwriting Agreement Basic Provisions), have the right to request or demand that the Company register under the Securities Act securities held by them.

            3. Purchase and Offering of the Securities. The obligation of the Underwriters to purchase the Securities will be evidenced by an exchange of telegraphic or other written communications (the "Terms Agreement") at the time the Company determines to sell the Securities. The Terms Agreement will incorporate by reference the provisions of this Underwriting Agreement Basic Provisions, except as otherwise provided therein, and will specify the firm or firms which will be Underwriters, the names of any Representatives, the principal amount to be purchased by each Underwriter, the purchase price to be paid by the Underwriters and the terms of the Securities as set forth in
Schedule II to the Terms Agreement, including, but not limited to, interest rate, maturity, any redemption provisions and any sinking fund requirements. The Terms Agreement will also specify the time and date of delivery and payment (such time and date, or such other time not later than five full business days thereafter as the Representatives and the Company agree as the time for payment and delivery, being herein and in the Terms Agreement referred to as the "Closing Date"), the place of delivery and payment and any details of the terms of offering that should be reflected in the prospectus supplement relating to the offering of the Securities. The obligations of the Underwriters to purchase the Securities will be several and not joint. It is understood that the Underwriters propose to offer the Securities for sale as set forth in the Prospectus.

            4. Further Agreements of the Company. The Company agrees to furnish promptly to Simpson Thacher & Bartlett, counsel for the Underwriters, one signed copy of the registration statement relating to the Registered Securities, including all exhibits, in the form it became effective and of all amendments thereto and, in connection with each offering of Securities, the Company further agrees:

            (a) To deliver promptly to each Underwriter and counsel to the Underwriters such number of conformed copies of the Registration Statement as originally filed and each amendment thereto (in each case excluding exhibits other than the computation of the ratio of earnings to fixed charges, the Indenture and this Underwriting Agreement Basic Provisions) and of each Preliminary Prospectus, the Prospectus and any documents incorporated by reference in the Preliminary Prospectus or Prospectus (excluding exhibits thereto) and any amended or supplemented Prospectus, as each Underwriter and counsel to the Underwriters may request;

            (b) To prepare a Prospectus Supplement relating to the applicable Securities in a form approved by the Underwriters and to file the Prospectus, including the Prospectus Supplement, promptly with the Commission pursuant to Rule 424(b)(1) or, if consented to by the Underwriters pursuant to Rule 424(b)(4) and, during the period of time when a Prospectus is, in the opinion of counsel for the Underwriters, required to be delivered by an Underwriter or dealer, (i) to file any amendment to the Registration Statement or any supplement to the Prospectus, (ii) to file under the Exchange Act any document incorporated by reference in the Prospectus that may, in the reasonable judgment of the Company or the Underwriters, be required by the Securities Act or requested by the Commission and (iii) to file promptly with the Commission all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus;

            (c) Prior to filing with the Commission any amendment to the Registration Statement, supplement to the Prospectus, any document incorporated by reference in the Prospectus, or to filing any Prospectus pursuant to Rule 424(b)(1), (b)(3) or (b)(4) of the Rules and Regulations, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent of the Underwriters to the filing;

            (d) To advise the Underwriters and counsel to the Underwriters promptly (i) when any post-effective amendment to the Registration Statement becomes effective, (ii) of any request or proposed request by the Commission for an amendment to the Registration Statement, a supplement to the Prospectus or any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any stop order proceeding, (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose, and (v) of the happening of any event which makes untrue any statement of a material fact made in the Registration Statement or the Prospectus, or which requires the making of a change in the Registration Statement or the Prospectus in order to make any material statement therein not misleading;

            (e) If the Commission shall issue a stop order suspending the effectiveness of the Registration Statement, suspending or preventing the use of any Preliminary Prospectus or Prospectuses, or if the qualification of the Securities for sale in any jurisdiction shall be suspended, to make every reasonable effort to obtain the lifting of that order or suspension at the earliest possible time;

            (f) As soon as practicable, but not later than 16 months after the date of each Terms Agreement, to make generally available to its security holders and to the Underwriters an earning statement of the Company and its subsidiaries, conforming with the requirements of
      Section 11(a) of the Securities Act, covering a period of at least 12 months beginning on the first day of the first fiscal quarter of the Company commencing after the later of (i) the effective date of the Registration Statement, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such Terms Agreement and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such Terms Agreement;

            (g) For a period of three years after the date of any Terms Agreement, to furnish to the Underwriters copies of all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange or quotation system upon which its Common Stock may be listed pursuant to the requirements of or agreements with such exchange or system or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

            (h) Promptly from time to time to take such action as the Underwriters may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Underwriters may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities;

            (i) Except with the prior written consent of the Underwriters not to sell, cause the sale of, offer or contract to sell, file a registration statement under the Securities Act covering, sell or grant options, rights or warrants with respect to or otherwise dispose of, directly or indirectly, any debt securities of the Company (or any securities convertible into or exchangeable for such debt securities), except with respect to any existing employee benefit or compensation plans, within 90 days after the date of any Terms Agreement;

            (j) The Company has not taken and agrees that it will not take, directly or indirectly, any action which might reasonably be expected to cause or result in (i) stabilization of the price of the Securities to facilitate the sale or resale of the Securities or (ii) manipulation of the price of the Securities; and

            (k) To apply the net proceeds from the sale of the Securities being sold by the Company as set forth in the Prospectus.

            5. Expenses. The Company agrees to pay the costs incident to the authorization, issuance, sale and delivery of the Securities to be sold to the Underwriters and any taxes payable in that connection; the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto and any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein; the costs of distributing the Registration Statement as originally filed and each amendment and any post-effective amendments thereof (including exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference in any of the foregoing documents; the costs of printing the Securities, the Terms Agreement (including this Underwriting Agreement Basic Provisions), and other underwriting and selling group documents and the Indenture; the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(h) and of preparing and printing a Blue Sky Memorandum and a memorandum concerning the legality of the Securities as an investment (including reasonable related fees and expenses of counsel to the Underwriters); the costs of any filings with the National Association of Securities Dealers, Inc.; any fees charged by securities rating services for rating the Registered Securities; any fees and expenses of the Trustee (including reasonable fees and expenses of counsel to the Trustee) in connection with the Indenture and the transactions contemplated thereby; the fees and expenses of counsel to the Underwriters related to the preparation and filing of the Registration Statement; and all other costs and expenses incident to the performance of the obligations of the Company under this Underwriting Agreement Basic Provisions; provided that, except as provided in this Section and in Sections 8 and 10, the Underwriters shall pay the fees and expenses of their counsel related to any offering of the Securities, any transfer taxes on the Securities which they may sell and the expenses of advertising any offering of the Securities made by the Underwriters.

            6. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy when made and on the Delivery Date of the representations and warranties of the Company contained herein, to performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

            (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 4(b) of this Underwriting Agreement Basic Provisions; at or before the Delivery Date no stop order suspending the effectiveness of the Registration Statement shall have been issued, and prior to that time no stop order proceeding shall have been initiated or threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with or otherwise satisfied; and the Company shall not have filed with the Commission the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus without the consent of the Underwriters.

            (b) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

            (c) No Underwriter shall have discovered and disclosed to the Company on or prior to the Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett, counsel to the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

            (d) All corporate proceedings and other legal matters incident to the authorization, form and validity of the Terms Agreement (including this Underwriting Agreement Basic Provisions), the Indenture and the Securities and the form of Registration Statement and the Prospectus, other than financial statements and other financial data, and all other legal matters relating to the Terms Agreement (including this Underwriting Agreement Basic Provisions) and the transactions contemplated thereby shall be satisfactory in all respects to Simpson Thacher & Bartlett, counsel to the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters, and Simpson Thacher & Bartlett shall have furnished the Underwriters their favorable opinion with respect to such matters and such additional matters as the Underwriters may reasonably request.

            (e) Davis Polk & Wardwell shall have furnished to the Representatives their opinion addressed to the Underwriters and dated the Delivery Date as counsel to the Company, to the effect that:

                   (i) The Company has been duly incorporated and is validly existing and in good standing under the laws of its jurisdiction of incorporation;

                  (ii) The Company has all necessary corporate power to execute and deliver the Terms Agreement (including this Underwriting Agreement Basic Provisions) and to perform its obligations thereunder;

                 (iii) The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act and, when executed by the Trustee, will constitute a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing;

                  (iv) The Securities have been duly authorized, and assuming due execution, authentication and delivery of the Securities in accordance with the provisions of the Indenture and delivery of and payment for the Securities by the Underwriter in accordance with the Terms Agreement (including this Underwriting Agreement Basic Provisions), will constitute valid and binding obligations of the Company, entitled to the benefits of the Indenture, enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing;

                   (v) The Securities and the Indenture conform in all material respects to the statements concerning them in the Registration Statement and the Prospectus;

                  (vi) The Registration Statement has been declared effective under the Securities Act; any required filing of the Prospectus pursuant to Rule 424(b) of the Rules and Regulations has been made within the time period required by Rule 424(b) of the Rules and Regulations; and no stop-order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or, to the knowledge of such counsel, threatened by the Commission;

                 (vii) The Registration Statement and the Prospectus (other than the financial statements and related schedules therein, as to which such counsel are not called upon to express an opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations thereunder, and the documents incorporated by reference in the Prospectus and any further amendment or supplement to any such incorporated document made by the Company prior to the Delivery Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

                (viii) The statements made in the Prospectus under the captions "Description of Securities", insofar as they purport to summarize the provisions of documents or agreements specifically referred to therein, fairly present the information called for with respect thereto by the Form S-3; and

                  (ix) The Terms Agreement (including the provisions of this Underwriting Agreement Basic Provisions) has been duly authorized, executed and delivered by the Company. The execution, delivery and performance of the Terms Agreement (including the provisions of this Underwriting Agreement Basic Provisions), and the compliance by the Company with the provisions of the Indenture and the Securities, will not conflict with or result in a violation of the corporate charter or by-laws of the Company, or any law, rule or regulation or to such counsel's knowledge without independent investigation, conflict with or result in the violation of any order or determination of any arbitrator, court or governmental agency having jurisdiction over the Company or any of the Company's subsidiaries the effect of which would be material and adverse to the Company and its subsidiaries taken as a whole. Except as required by the Securities Act, the Trust Indenture Act, applicable state securities laws or the Interstate Commerce Act, no consent, authorization or order of, or filing or registration with, any court or governmental agency in the United States, which has not been made or obtained, is required for the execution, delivery and performance of the Terms Agreement (including the provisions of this Underwriting Agreement Basic Provisions), and compliance with the provisions of the Indenture and the Securities by the Company.

            In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware. Such counsel shall also have furnished to the Underwriters a statement, addressed to the Underwriters, dated the Delivery Date to the effect that (x) such counsel has acted as counsel to the Company only in connection with the preparation of the Registration Statement and (y) based on the foregoing, no facts have come to the attention of such counsel which lead them to believe that (I) the Registration Statement (other than the financial statements and related schedules therein, as to which such counsel are not called upon to express a belief), as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (except as aforesaid), as amended and supplemented, if applicable, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (II) any document incorporated by reference in the Prospectus or any further amendment or supplement to any such incorporated document made by the Company prior to the Delivery Date, when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for the statements made in the Prospectus under the caption "Description of Securities" insofar as such statements relate to the Securities and concern legal matters. The foregoing opinion and statement may also be qualified by a statement to the effect that such counsel has rendered no opinion with respect to the United States Interstate Commerce Act and has relied, without independent investigation, upon the opinion of Hopkins & Sutter dated the Delivery Date as to the matters set forth therein.

            (f) Ronald Lane, General Counsel of the Company, shall have furnished to the Representatives his opinion addressed to the Underwriters and dated the Delivery Date as counsel to the Company, to the effect that:

             (i) The Company and each of its subsidiaries have been duly incorporated and are validly existing and in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in all jurisdictions in which their respective ownership of property or the conduct of their respective businesses requires such qualification (except where the failure so to qualify would not have a material adverse effect upon the Company or the Company and its subsidiaries taken as a whole), and have all power and authority necessary to own their respective properties and conduct the businesses in which they are engaged as described in the Prospectus except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole. All the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and are validly issued and outstanding, fully paid and non-assessable and are owned directly by the Company or a wholly-owned subsidiary of the Company and, except as described in the Registration Statement and Prospectus, are free and clear of any lien, claim, encumbrance, restriction, preemptive rights or any other claim of any third party known to such counsel;

            (ii) The Indenture has been duly authorized, executed and delivered by the Company and the Trustee and duly qualified under the Trust Indenture Act and is a valid and binding instrument of the Company and is enforceable against the Company in accordance with its terms;

           (iii) The Securities have been duly authorized, and assuming due execution, authentication and delivery of the Securities in accordance with the provisions of the Indenture and delivery of and payment for the Securities by the Underwriters in accordance with the Terms Agreement (including this Underwriting Agreement Basic Provisions), will be validly issued and binding obligations of the Company, entitled to the benefits of the Indenture and are enforceable against the Company in accordance with their terms;

            (iv) The Securities and the Indenture conform in all material respects to the statements concerning them in the Registration Statement and the Prospectus;

             (v) There are no legal or governmental proceedings pending or, to the best of such counsel's knowledge, threatened to which the Company or any of its subsidiaries is a party, which would have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole, or which are required to be disclosed in the Registration Statement or the Prospectus and which are not disclosed and correctly summarized therein;

            (vi) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations;

           (vii) Neither the Company nor any of its subsidiaries is in violation of its corporate charter or by-laws or, to the best of such counsel's knowledge, in default under any material agreement, indenture or instrument, the effect of which would be material and adverse to the Company and its subsidiaries, taken as a whole;

          (viii) The Terms Agreement (including the provisions of this Underwriting Agreement Basic Provisions) has been duly authorized, executed and delivered by the Company; the execution, delivery and performance of the Terms Agreement (including the provisions of this Underwriting Agreement Basic Provisions) and compliance by the Company with the provisions of the Indenture and the Securities will not conflict with, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument binding upon the Company and known to such counsel, or result in a violation of the corporate charter or by-laws of the Company or any of its subsidiaries or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its subsidiaries or their property, the effect of which would be material and adverse to the Company and its subsidiaries, taken as a whole; and no consent, authorization or order of, or filing or registration with, any court or governmental agency, which has not been made or obtained, is required for the execution, delivery and performance of the Terms Agreement (including the provisions of this Underwriting Agreement Basic Provisions), and compliance with the provisions of the Indenture and the Securities by the Company, except such as may be required by the Securities Act, state securities laws or the Interstate Commerce Act; and

            (ix) The execution and delivery of the Terms Agreement (including the provisions of this Underwriting Agreement Basic Provisions) do not conflict with, or constitute a violation of, any order, rule or regulation of the Illinois Commerce Commission and no consent, authorization or order of, or filing or registration with, the Illinois Commerce Commission is required for the performance by the Company of the Terms Agreement (including the provisions of this Underwriting Agreement Basic Provisions).

            In rendering such opinion, such counsel may state that his opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of Illinois and the General Corporation Law of Delaware. Such counsel shall also have furnished to the Underwriters a statement, addressed to the Underwriters, dated the Delivery Date to the effect that (x) such counsel has acted as counsel to the Company on a regular basis and has acted as counsel to the Company in connection with the preparation of the Registration Statement and (y) based on the foregoing, no facts have come to the attention of such counsel which lead him to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus, as amended or supplemented, if applicable, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for the statements made in the Prospectus under the caption "Description of Securities" insofar as such statements relate to the Securities and concern legal matters. The foregoing opinion and statement may also be qualified by a statement to the effect that such counsel has rendered no opinion with respect to the United States Interstate Commerce Act and has relied, without independent investigation, upon the opinion of Hopkins & Sutter dated the Delivery Date as to the matters set forth therein.

            (g) Hopkins & Sutter shall have furnished to the Representatives their opinion addressed to the Underwriters and dated the Delivery Date, as special counsel to the Company, to the effect that:

             (i) The execution, delivery and performance of the Terms Agreement (including the provisions of this Underwriting Agreement Basic Provisions) will not conflict with or result in a violation of any order, rule or regulation of the Interstate Commerce Commission or the Department of Transportation and no consent, authorization or order of, or filing or registration with, the Interstate Commerce Commission or the Department of Transportation, except the Notice of Exemption filed April 3, 1995 with the Interstate Commence Commission (Finance Docket No. 32687) is required for the issuance, sale and delivery of the Securities to the Underwriters or the consummation by the Company of the transactions contemplated by the Terms Agreement (including the provisions of this Underwriting Agreement Basic Provisions).

            Such counsel may note in its opinion that the exemption pursuant to the Notice is subject to petitions for reconsideration, reopening or revocation to, or a stay of effectiveness by, the Interstate Commerce Commission and review by the United States Courts of Appeal, but, to the knowledge of such counsel, no petition for reconsideration, reopening or revocation or petition for review has been filed, and no stay of effectiveness has been issued, as of the Delivery Date. Such counsel may state that it believes that the Company would be able to successfully defend the exemption pursuant to the Notice if any such petition is filed.

            (h) The Company shall have furnished to the Representatives on the Delivery Date a certificate addressed to the Underwriters and dated the Delivery Date, signed on behalf of the Company by the Company's Chief Executive Officer and by the Vice President and Chief Financial Officer stating that:

             (i) The representations, warranties and agreements of the Company in the Terms Agreement (including this Underwriting Agreement Basic Provisions) are true and correct as of the Delivery Date; the Company has complied with all its agreements contained in the Terms Agreement (including this Underwriting Agreement Basic Provisions); and the conditions on its part to be fulfilled prior to the Delivery Date set forth in the Terms Agreement (including this Underwriting Agreement Basic Provisions) have been fulfilled;

            (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and

           (iii) They have carefully examined the Registration Statement and the Prospectus and, in their judgment, (A) as of the date of the Terms Agreement, neither the Registration Statement nor the Prospectus included any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since such date, no event has occurred which should have been set forth in the Prospectus or a supplement thereto or amendment thereof which has not been set forth in such a supplement or amendment.

            (i) With respect to the letter of Arthur Andersen & Co. delivered to the Representatives concurrently with the execution of the Terms Agreement, (the "initial letter"), the Company shall have furnished to the Representatives a letter (as used in this paragraph, the "bring-down letter") of such accountants, addressed to the Underwriters and dated the Delivery Date confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and confirming in all material respects the conclusions and findings set forth in the initial letter.

            All opinions, letters, certificates and documents mentioned above or elsewhere in this Underwriting Agreement Basic Provisions shall be deemed to be in compliance with the provisions hereof if they are exactly in the form set forth above and, if not, or if no particular form is set forth above, only if they are in form and substance reasonably satisfactory to Simpson Thacher & Bartlett, counsel to the Underwriters.

            7. Indemnification and Contribution. (a) The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which that Underwriter or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, or the Registration Statement or Prospectus as amended or supplemented, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such controlling person promptly upon demand for any legal and other expenses reasonably incurred by that Underwriter or controlling person in investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action; provided however that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, made in reliance upon and in conformity with information furnished in writing to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein; and provided further that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any Underwriter or any person controlling an Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Securities to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus (or the Prospectus as amended or supplemented) to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability, unless such failure resulted from non-compliance by the Company with Section 4(b) hereof. For purposes of the last proviso to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any Preliminary Prospectus or the Prospectus to any person other than a person to whom such Underwriter had delivered such incorporated document or documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or any controlling person of that Underwriter.

            (b) Each Underwriter severally, and not jointly, shall indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which the Company, or any such director or officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Registration Statement or Prospectus as amended or supplemented, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company, or any such director or officer or controlling person promptly upon demand for any legal and other expenses reasonably incurred by the Company, or any such director or officer or controlling person in investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company, or any such director, officer or controlling person.

            (c)  Promptly after receipt by an indemnified party under this
Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from its obligations hereunder, except to the extent that the indemnifying party is materially prejudiced by such failure to notify, or from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable investigation, provided, however, that the Representatives shall have the right to employ counsel to represent the Underwriters and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 7 if, in the reasonable judgment of the Underwriters, it is advisable for the Underwriters and such controlling persons to be represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. Except as provided above, it is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiffs, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel with respect to any proceeding, the indemnifying party agrees that it shall be liable for any settlement of any such proceeding effected without its consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

            (d) If the indemnification provided for in this Section 7 shall be for any reason unavailable or insufficient to hold the indemnified party harmless, then each indemnifying party, with respect to its obligations as provided in Section 7(a) or 7(b), shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other hand with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the sale of the Securities (before deducting expenses) received by the Company bear to the total underwriting discounts, commissions and fees received by the Underwriters with respect to such offering, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this
Section 7(d) shall be deemed to include, for purposes of this Section 7(d) and subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 7(d) are several in proportion to their respective underwriting obligations (or proceeds) and not joint.

            8. Defaulting Underwriter. If, on the Delivery Date (as hereinafter defined) any Underwriter defaults in the performance of its obligations to purchase Securities under the Terms Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Securities which the defaulting Underwriter agreed but failed to purchase on such date in the respective proportions which the principal amount of Securities set forth in the Terms Agreement for each remaining non-defaulting Underwriter bears to the total principal amount of Securities set forth in the Terms Agreement for each remaining non-defaulting Underwriters; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Securities on such date if the total principal amount of the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total principal amount of Securities to be purchased on such date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the principal amount of Securities which it agreed to purchase on such date pursuant to the Terms Agreement. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the remaining non-defaulting Underwriters who so agree, shall have the right, but shall not be obligated, to purchase (in such proportions as may be agreed upon among them) the entire principal amount of the Securities to be purchased by the Underwriters on such date. If the foregoing maximums are exceeded and the remaining Underwriters or other underwriters satisfactory to the Underwriters do not elect to purchase the amounts which the defaulting Underwriter or Underwriters agreed but failed to purchase, the Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to any non-defaulting Underwriter as set forth in Section
5. As used herein, the term "Underwriter" includes any person substituted for a Underwriter under this Section 8.

            Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by such Underwriter's default. If other underwriters are obligated or agree to purchase the Securities of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the related delivery date for up to seven full business days in order to effect any changes that, in the opinion of counsel for the Company or counsel for the Underwriters, may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

            9. Termination. The obligations of the Underwriters under the Terms Agreement (including this Underwriting Agreement Basic Provisions) may be terminated by the Representatives, in their absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Securities, if prior to that time (a) a downgrading shall have occurred in the rating accorded the Company's debt securities outstanding on the date of the Terms Agreement by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations, (b) any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities outstanding on the date of the Terms Agreement, (c) trading in securities generally on the New York Stock Exchange, The American Stock Exchange, the Chicago Board Options Exchange or the over-the-counter market shall have been suspended or materially limited or minimum prices shall have been established on one or more of such exchanges or such market by the Commission or such exchange or other regulatory body or governmental authority having jurisdiction, (d) a banking moratorium shall have been declared by United States federal or New York State authorities, (e) the United States shall have become engaged in hostilities or there shall have been an escalation in hostilities involving the United States or a declaration of a national emergency or war shall have been made by the United States, (f) there shall have been such a material adverse change in national or international political, financial or economic conditions, national or international equity markets or currency exchange rates or controls as to make it, in the judgment of a majority in interest of the Underwriters, inadvisable or impracticable to proceed with the payment for and delivery of the Securities, or (g)(i) the Company or any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

            10. Expenses upon Termination. If the sale of the Securities provided for in any Terms Agreement is not consummated because of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, if notice shall have been given pursuant to Section 12 preventing the Terms Agreement from becoming effective, or if the Underwriters shall decline to purchase the Securities for any reason permitted under the Terms Agreement (including the termination of the Terms Agreement pursuant to Section 9 hereof), the Company shall reimburse the Underwriters for the fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with the Terms Agreement (including this Underwriting Agreement Basic Provisions) and the proposed purchase of the Securities and upon demand the Company shall pay the full amount thereof to the Underwriters. If the Terms Agreement is terminated pursuant to Section 8 by reason of the default of an Underwriter or the Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

            11. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to the Terms Agreement (including this Underwriting Agreement Basic Provisions) will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities.

            12. Notices. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made by all of the Underwriters or their authorized representative. Any notice to the Underwriters shall be sufficient if given in writing or telegraphed and confirmed to the Representatives, at the addresses specified in the Terms Agreement; provided, however, that any notice to an Underwriter pursuant to
Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to the Company by the Representatives upon request; any notice to the Company shall be sufficient if, given in writing or telegraphed and confirmed addressed to the Company at Illinois Central Railroad Company, 455 North Cityfront Plaza Drive, Chicago, Illinois 60611, Attention: President.

            13. Persons Entitled to Benefit of Agreement. This Underwriting Agreement Basic Provisions and each Terms Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. The terms and provisions of this Underwriting Agreement Basic Provisions and each Terms Agreement are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Underwriting Agreement Basic Provisions and each Terms Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act, and (b) the indemnity agreement of the Underwriters contained in Section 7 of this Underwriting Agreement Basic Provisions shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement, and any person controlling the Company. Nothing in this Underwriting Agreement Basic Provisions or any Terms Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding two sentences any legal or equitable rights, remedy or claim under or in respect of this Underwriting Agreement Basic Provisions or any Terms Agreement.

            14. Certain Definitions. For purposes of this Underwriting Agreement Basic Provisions, (a) "business day" means any day on which the New York Stock Exchange is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

            15. Governing Law. This Underwriting Agreement Basic Provisions shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the choice of law or conflicts of laws principles thereof.

            16. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Underwriting Agreement Basic Provisions.

Dated                   , 1995

                                                                       ANNEX I
                                Terms Agreement

[REPRESENTATIVES OF THE UNDERWRITERS]
As Representatives of the several
Underwriters named in Schedule I
[Address of Lead Underwriter]
                                                                        [Date]

Dear Sirs:

            Illinois Central Railroad Company (the "Company") proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement Basic Provisions dated as of _________, 1995 (a copy of which is attached hereto as Annex A) (the "Underwriting Agreement"), to issue the Registered Securities specified in Schedule II hereto (the "Securities") and to sell the Securities to the Underwriters named in Schedule I hereto (the "Underwriters"). The Registered Securities will be issued pursuant to the Indenture. Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Agreement, except that each representation and warranty with respect to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation and warranty as of the date of the Prospectus (as therein defined) and also a representation and warranty as of the date of this Agreement in relation to the Prospectus as amended or supplemented relating to the Securities. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of Securities and the address referred to in Section 12 are set forth in Schedule II hereto.

            An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Securities, in the form heretofore delivered to you, is now proposed to be filed with the Commission.

            On the basis of the representations, warranties, covenants and agreements of the Company contained herein and in the Underwriting Agreement, but subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at a purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Securities set forth opposite the name of such Underwriter in Schedule I hereto.

            If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters on the one hand and the Company on the other.

                                         ILLINOIS CENTRAL RAILROAD COMPANY

                                         By: _________________________
                                             Name:
                                             Title:

Accepted as of the date hereof
at New York, New York

By:   _________________________

As Representative(s) on behalf of
  each of the Underwriters

                                  SCHEDULE I


                                               Principal Amount of
              Underwriter                   Securities to be Purchased
- ---------------------------------------    ----------------------------
[Names of Representative(s)]...........
[Names of other Underwriters]..........
                                           ----------------------------
               Total...................
                                           ============================


                                  SCHEDULE II

Title of Securities:                      [___%] [Floating Rate] [Zero Coupon] [Notes] [Debentures] due ____
Aggregate principal amount:               $________________
Initial Offering Price to Public:         ___% of the principal amount of the Securities, plus accrued interest from ________ to the Delivery Date [and accrued amortization, if any, from _____________ to the
                                          Delivery Date]
Purchase Price by Underwriters:           ___% of the principal amount of the Securities, plus accrued interest from ________ to the Delivery Date [and accrued amortization, if any, from _____________ to the
                                          Delivery Date], in New York Clearing House next-day funds
Maturity:                                 _______________________
Interest Rate:                            [___%] [Zero Coupon]
Interest Payment Dates:                   [months and dates]
Date from which interest shall accrue:    _______________________
Regular Record Dates:                     [months and dates]
Redemption Provisions:                    [No provisions for redemption prior to maturity]
                                          [The Securities may be redeemed, [otherwise than through the sinking fund,] in whole or in part at the option of the Company, in the amount of $__________ or an integral multiple thereof,
                                           [on or after _________________ at the following redemption prices (expressed in percentages of principal amount).  If [redeemed on or before
                                          ___________%, and if] redeemed during the 12-month period beginning
                                          ________________
                                           Redemption            Redemption
                                          Year    Price Year        Price
                                          --------------------------------------------------------------------------------------
                                               %                       %
                                          --------------------------------------------------------------------------------------
                                               %                       %
                                          --------------------------------------------------------------------------------------
                                               %                       %
                                          --------------------------------------------------------------------------------------
                                               %                       %
                                          --------------------------------------------------------------------------------------
                                               %                       %
                                          --------------------------------------------------------------------------------------
                                          and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date].
                                          [on any interest payment date falling on or after ________ at the election of the
                                          Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]
                                          [Other possible redemption provisions, such as optional or mandatory redemption upon occurrence of certain events]
                                          [Restrictions on refunding]
Sinking Fund Provisions:                  [No sinking fund provisions]
                                          [The Securities are entitled to the benefit of a sinking fund to retire $___________
                                          principal amount of Securities on ____________ in each of the years _________
                                          through ________ at 100% of their principal amount plus accrued interest] [, together with [cumulative] [non-cumulative] redemptions at the option of the Company to retire an additional $________ principal amount of Securities in the years ______ through
                                          _____ at 100% of their principal amount plus accrued interest]
Form of Securities:                       [book-entry] [certificated]
Delivery Date:                            _________, 19__
Date of Board or Committee
Resolutions Establishing the Terms
and Provisions of the Securities:
Closing Location:
Limitations on Blue Sky                   [None] [Specify]
Qualifications:
Limitations on Jurisdiction in which      [None] [Specify]
the Securities may be sold pursuant to
Section (5) of the Underwriting
Agreement:
Listing requirement:                      [None] [NYSE]
Partial reimbursement of                  [None]
Underwriters' expenses:                   [$____]
Name and Address of                       [insert]
Representative(s):
[Other Terms]<F1>:

<F1>
         A description of particular tax, accounting or other unusual features of the Securities should be set forth, or referenced to an attached and accompanying description, if necessary to the issuer's understanding of the transaction contemplated. Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.